SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Sep-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Sep-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Sep-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Sep-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Sep-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    176,675,539    6,372,006    1.45000%       220,599
 A-2  222,000,000    205,878,444    4,128,214    1.49000%       264,153
 A-3  50,000,000     46,369,019      929,778     1.44000%       57,498
A-IO  254,100,000    235,907,651        0        6.89000%      1,612,963
 M-1  33,000,000     33,000,000         0        1.99000%       56,549
 M-2  19,250,000     19,250,000         0        2.91000%       48,237
 M-3   6,875,000      6,875,000         0        3.11000%       18,412
 B-1  16,500,000     16,500,000         0        4.11000%       58,396
 B-2   6,875,000      6,875,000         0        5.11000%       30,252
 B-3   5,500,000      5,500,000         0        6.11000%       28,938
  X   550,000,050    520,581,062        0                          0
  R       50              0             0        1.49000%          0
Total 550,000,050    516,923,002   11,429,997                  2,395,997

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         6,592,605         0      170,303,533
 A-2      N/A         4,392,367         0      201,750,231
 A-3      N/A          987,275          0       45,439,241
A-IO      N/A         1,612,963         0      229,621,153
 M-1      0.00         56,549           0       33,000,000
 M-2      0.00         48,237           0       19,250,000
 M-3      0.00         18,412           0       6,875,000
 B-1      0.00         58,396           0       16,500,000
 B-2      0.00         30,252           0       6,875,000
 B-3      0.00         28,938           0       5,500,000
  X       N/A             0             0      510,337,651
  R       N/A             0             0           0
Total     0.00       13,825,994         0      505,493,005

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     33.53687442   1.16104758  34.69792200
 A-2   22541NN96     18.59555631   1.18988054  19.78543685
 A-3   22541NP29     18.59555620   1.14995160  19.74550780
A-IO   22541NP37     0.00000000    6.34774876   6.34774876
 M-1   22541NP52     0.00000000    1.71361121   1.71361121
 M-2   22541NP60     0.00000000    2.50583325   2.50583325
 M-3   22541NQ28     0.00000000    2.67805527   2.67805527
 B-1   22541NP78     0.00000000    3.53916667   3.53916667
 B-2   22541NP86     0.00000000    4.40027782   4.40027782
 B-3   22541NP94     0.00000000    5.26138909   5.26138909
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    896.33438337
 A-2  0.00000000    908.78482324
 A-3  0.00000000    908.78482320
A-IO  0.00000000    903.66451247
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    927.88655374
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  214,201,884  306,379,178     520,581,062
     Scheduled Principal               154,411      233,686         388,097
     Prepayments (Incls Curtail)     5,555,303    4,298,589       9,853,892
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      5,709,714    4,532,275      10,241,989
     Net Realized Losses                     0        1,422           1,422
Ending Balance                     208,492,170  301,845,481     510,337,651
Ending Count                             1,749        2,289           4,038

Aggregate End Coll Bal             208,492,170  301,845,481     510,337,651

Ending Overcollateralization Amount                               4,844,646

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,388,223    1,980,035       3,368,258
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Non Recoverable Advances            6,543        1,247           7,790
                                     1,381,680    1,978,788       3,360,468
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                           83,414      119,351         202,765
Trustee Fee                                857        1,226           2,082
FSA Premium                              8,834        2,318          11,152
Credit Risk Manager Fee                  3,124        4,468           7,592
LPMI                                         0            0               0
Dividend Rewards                             0        1,710           1,710
Back-Up Servicing Fee                    5,799        8,297          14,096

Current Advances as of determination date                         1,638,079
Outstanding Advances  (end of prior calendar month)               1,066,752

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     64             7,542,668     26         4,007,898
Grp 2     63             8,216,966     29         4,269,139
Total     127           15,759,634     55         8,277,038
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     14             1,093,091
Grp 2     11             1,557,016
Total     25             2,650,107
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,749         208,492,170
Grp 2    2,289         301,845,481
Total    4,038         510,337,651

     Foreclosure
Grp 1    Count              Balance
Grp 2     35             3,586,329
Total     20             2,854,392
          55             6,440,721
     Bankruptcy
         Count              Balance
Grp 1     10               703,166
Grp 2      9               763,423
Total     19             1,466,589

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         51
Prin Bal of Loans for which Prepay Prems were collected           8,384,622
Current amount of Prepayment Premiums                               258,460

Current Delinquency Rate (60+days)                                  3.69059%
Rolling Three Month Delinquency Rate (60+days)                      2.60116%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                1,422
Cumulative Realized Losses since Startup Day                          1,422

Weighted Average Term to Maturity of Mortgage Loans                     341
Weighted Average Gross Coupon of Mortgage Loans                     8.23770%
Weighted Average Net Coupon of Mortgage Loans                       7.71146%

Aggregate number of Mortgage Loans in the pool                        4,038

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      17.60688%

Net Excess Spread                                                   2.94313%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee